EXHIBIT 99.1

[Magellan Health Services, Inc. logo]

FOR IMMEDIATE RELEASE
---------------------
                                              INVESTOR CONTACT:  Melissa Rose
                                                                 877-645-6464

                                              MEDIA CONTACT:     Erin Somers
                                                                 410-953-2405

                        MAGELLAN HEALTH SERVICES REPORTS
              FOURTH QUARTER AND FISCAL YEAR 2005 FINANCIAL RESULTS

     COMPANY RESTATES 2004 AND 2005 NET INCOME - SEGMENT PROFIT AND CASH FLOW UNAFFECTED COMPANY ALSO REAFFIRMS 2006 SEGMENT PROFIT AND EPS GUIDANCE CONFERENCE CALL TO BE HELD WEDNESDAY, MARCH 8, AT 8:30 A.M.
--------------------------------------------------------------------------------
AVON, Conn. - March 7, 2006 - Magellan Health Services, Inc. (Nasdaq:MGLN) today reported operating results for the fourth quarter and fiscal year 2005. The Company also announced that it has completed its evaluation of the accounting treatment relating to the use of deferred tax assets that existed prior to its emergence from bankruptcy, other than net operating loss carryforwards (NOLs), and has determined that the realization of the tax benefits associated with the use of such deferred tax assets should be credited to goodwill. As a result, it is restating previously reported net income and earnings per share for the year ended December 31, 2004 and for the nine months ended September 30, 2005. This revision does not affect segment profit or cash flow results, nor does it impact any of the Company's tax positions or its taxes payable now or in the future.

The Company reaffirmed that for 2006 it expects to generate segment profit in the range of $173 million to $193 million and net income in the range of $1.44 to $1.86 per diluted share, including the impact of the NIA acquisition.

Management will discuss the Company's financial results, the restatement, and its outlook in a conference call to be held Wednesday, March 8, at 8:30 a.m.

Steven J. Shulman, chairman and chief executive officer, said, "I am very pleased with the Company's position at year end and I am optimistic about its prospects for the coming year and beyond. We exceeded our previously announced guidance for segment profit, coming in at $246 million, while continuing to demonstrate operational excellence and diligent focus on positioning the Company strategically for the future. Restating certain results for 2004 and 2005 is disappointing, certainly, but we value the integrity of our accounting practices and I am pleased that this matter was resolved quickly and accurately. The restatement has no impact on the strong financial performance and strategic prospects for the Company."

FOURTH QUARTER AND FISCAL YEAR 2005 RESULTS

For the fiscal year ended December 31, 2005, the Company reported net revenue of $1.8 billion and net income of $130.6 million, or $3.46 per diluted common share. For the prior year, net revenue was $1.8 billion and net income, as restated, was $64.3 million, or $1.77 per diluted common share. Net income for

                                    - more -

MAGELLAN HEALTH SERVICES REPORTS FOURTH QUARTER AND FISCAL YEAR 2005 FINANCIAL RESULTS
- PAGE 2 -

the year ended December 31, 2005, as well as for the fourth quarter of 2005, was positively impacted by the previously announced sale of certain assets to Aetna, Inc. which generated a pre-tax gain of $56.4 million. Because of the revision in tax accounting referenced above, the Company has recorded tax expense of approximately $21.7 million with respect to this gain although, as previously disclosed, the cash taxes payable on such transaction are expected to be minimal. For 2005, the Company's segment profit (net revenue less cost of care, and direct service costs and other operating expenses plus equity in earnings of unconsolidated subsidiaries) was $246.0 million, compared with $233.2 million in the prior year.

For the fourth quarter of 2005, the Company reported net revenue of $436.4 million, compared with $445.2 million in the prior year fourth quarter. Net income in the quarter was $52.2 million, or $1.38 per diluted common share, compared with $9.9 million, or $0.27 per diluted common share in the fourth quarter of 2004, as restated. Segment profit for the fourth quarter was $56.9 million, compared with $59.6 million in the prior year quarter.

See the attached tables detailing the Company's operating results, including results by segment.

The Company ended the quarter with unrestricted cash and investments of $274.2 million, of which approximately $122 million was subsequently used to fund the previously announced acquisition of National Imaging Associates, Inc. (NIA), which closed on January 31, 2006. Cash flow from operations for 2005 was $188.0 million compared with $163.4 million for the prior year period.

Mark S. Demilio, chief financial officer, said, "Magellan's strong financial performance in 2005 is the result of continued fiscal discipline and focus on operational efficiency. This diligence in managing our business yielded the financial flexibility to execute on two key initiatives - improving our capital structure and furthering our long-term business strategy through acquisition. In the fourth quarter we repaid our Senior Notes in the principal amount of $241 million and our Note payable to Aetna of $49 million. With just $63 million of debt and $274 million of unrestricted cash and investments at December 31, 2005, we have the financial foundation from which to fund additional market expansion and accelerated growth. Our acquisition of NIA in January was an example of such expansion."

RESTATED RESULTS

The Company has completed its evaluation of the accounting treatment of the use of deferred tax assets and determined that the reversal of valuation allowances with respect to the use of deferred tax assets that existed prior to its emergence from bankruptcy, other than NOLs, should be credited to goodwill as opposed to the Company's treatment since its emergence from bankruptcy of recording such tax benefit as a reduction of its provision for income taxes. As a result, the Company is restating net income and earnings per share for fiscal year 2004 and the nine months ended September 30, 2005 and each of the quarters in those periods. As a result of the restatement, net income for 2004 was reduced by $24.1 million, or $0.66 per fully diluted share, and net income for the nine months ended September 30, 2005 was reduced by $2.3 million, or $0.06 per fully diluted share.

"The restatement arose out of a misinterpretation of the complex accounting literature on this topic," Demilio noted. "Because of the lack of guidance directly addressing this issue for companies emerging from bankruptcy, it was necessary to interpret various accounting pronouncements in order to conclude on the appropriate treatment. As we reviewed this literature again, we determined that the revised conclusion represents the proper tax accounting treatment and it now parallels the treatment the Company has been applying to reversals of valuation allowance with respect to the use of NOLs."

                                    - more -

MAGELLAN HEALTH SERVICES REPORTS FOURTH QUARTER AND FISCAL YEAR 2005 FINANCIAL RESULTS
- PAGE 3 -

See the attached tables detailing the Company's restated results for the fourth quarter and fiscal year 2004. For the restated results for each of the first three quarters of 2004 and 2005, and other information concerning the restatement, please see the Company's Current Report on Form 8-K and Annual Report on Form 10-K for the year ended December 31, 2005 to be filed with the Securities and Exchange Commission tomorrow.

2006 OUTLOOK

The Company reaffirmed its expectations for 2006 of segment profit in the range of $173 million to $193 million and net income in the range of $1.44 to $1.86 per diluted share, including the impact of the NIA acquisition.

"Magellan's expansion into the radiology benefits management space is an exciting step forward in our development into a diversified managed health care services company with significant growth prospects," Shulman added. "Radiology affords the opportunity for dramatic growth by addressing a fast-growing, relatively uncontrolled portion of medical expenses in a targeted manner.

"At the same time, we see opportunity to grow in the behavioral health sector, particularly in the Medicaid market, and have made investments in resources to support business development in that area. We have the strategic acumen, financial resources and discipline to seize additional opportunities that will benefit our customers and their constituents as well as our shareholders and employees," Shulman said.

EARNINGS RESULTS CONFERENCE CALL

A conference call will be held to discuss the Company's financial results at 8:30 a.m. Eastern time on Wednesday, March 8. To participate in the call, interested parties should call 1-888-390-4698 and reference the passcode Fourth Quarter Earnings and conference leader Steve Shulman approximately 15 minutes before the start of the call.

The conference call also will be available via a live Webcast at the investor relations page of Magellan's Web site, www.MagellanHealth.com.

A taped replay of the conference call will be available from approximately 10:30 a.m. Eastern time on Wednesday, March 8, until midnight on Wednesday, March 15. The call-in numbers for the replay are 1-888-566-0697 and 1-402-998-0831 (from outside the U.S.).

ABOUT MAGELLAN: Headquartered in Avon, Conn., Magellan Health Services, Inc. (Nasdaq:MGLN) is the country's leading manager of behavioral health care and radiology benefits. Its customers include health plans, corporations and government agencies.

CAUTIONARY STATEMENT: Certain of the statements made in this press release including, without limitation, statements regarding estimates of segment profit, net income and earnings per share and other matters constitute forward-looking statements contemplated under the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management's current expectations and are subject to known and unknown uncertainties and risks which could cause actual results to differ materially from those contemplated or implied by such forward-looking statements, including (among others) risk concerning the possible election of certain of the Company's health plan

                                    - more -

MAGELLAN HEALTH SERVICES REPORTS FOURTH QUARTER AND FISCAL YEAR 2005 FINANCIAL RESULTS
- PAGE 4 -

customers to manage the behavioral health care services of their members directly; renegotiation of rates paid to and/or by the Company by customers and/or to providers; higher utilization of behavioral health treatment services by members; delays, higher costs or inability to implement the Company's initiatives; termination or non-renewal of contracts by customers; the impact of new or amended laws or regulations; governmental inquiries and/or litigation; and the impact of increased competition on the Company's ability to maintain or obtain contracts; the impact of increased competition on rates paid to or by the Company; and other factors. Any forward-looking statements made in this document are qualified in their entirety by the more complete discussion of risks set forth in the section entitled "Risk Factors" in Magellan's Annual Report on Form 10-K for the year ended December 31, 2005, to be filed with the Securities and Exchange Commission tomorrow and posted on the Company's Web site. Segment profit information referred to in this press release may be considered a non-GAAP financial measure. Further information regarding this measure, including the reasons management considers this information useful to investors, will be included in Magellan's Annual Report on Form 10-K for the year ended December 31, 2005.

                                      # # #

                 MAGELLAN HEALTH SERVICES, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                           THREE MONTHS ENDED DECEMBER 31,         FISCAL YEAR ENDED DECEMBER 31,
                                                         ------------------------------------    ----------------------------------
                                                              2004              2005 (1)              2004              2005 (1)
                                                         ----------------   -----------------    ----------------  ----------------
                                                           (RESTATED)                               (RESTATED)
                                                           (UNAUDITED)         (UNAUDITED)

Net revenue  . . . . . . . . . . . . . . . . . . . . .   $       445,168    $        436,439     $     1,795,402   $    1,808,003

Cost and expenses:
Cost of care . . . . . . . . . . . . . . . . . . . . .           291,799             284,396           1,190,594        1,204,659
Direct service costs and other operating expenses .  .            93,485              94,792             376,871          361,726
Equity in loss (earnings) of unconsolidated
 subsidiaries . . . . . .  . . . . . . . . . . . . . .               284                 361              (5,277)          (4,350)
                                                         ----------------   -----------------    ----------------  ----------------
                                                                 385,568             379,549           1,562,188        1,562,035
                                                         ----------------   -----------------    ----------------  ----------------
Segment profit . . . . . . . . . . . . . . . . . . . .            59,600              56,890             233,214          245,968
                                                         ----------------   -----------------    ----------------  ----------------

Depreciation and amortization . . . . . . . . . . . . .           11,011              12,136              42,489           49,088
Gain on disposition of Aetna Assets . . . . . . . . . .                -             (56,367)                  -          (56,367)
Interest expense  . . . . . . . . . . . . . . . . . . .            9,625              18,044              37,124           44,005
Interest income . . . . . . . . . . . . . . . . . . . .           (2,534)             (5,537)             (6,127)         (17,464)
Stock compensation expense. . . . . . . . . . . . . . .            7,254               3,783              23,152           15,807
Special charges (benefits)  . . . . . . . . . . . . . .              734                   -               5,038             (556)
                                                         ----------------   -----------------    ----------------  ----------------

Income from continuing operations before
 income taxes and minority interest . . . . . . . . . .           33,510              84,831             131,538          211,455
Provision for  income taxes . . . . . . . . . . . . . .           22,257              32,709              64,835           82,405
                                                         ----------------   -----------------    ----------------  ----------------
Income from continuing operations before
 minority interest . . . . . . . . . . . . . . . . . . .          11,253              52,122              66,703          129,050
Minority interest, net . . . . . . . . . . . . . . . . .            (197)                 11                 347               58
                                                         ----------------   -----------------    ----------------  ----------------
Income from continuing operations. . . . . . . . . . . .          11,450              52,111              66,356          128,992
                                                         ----------------   -----------------    ----------------  ----------------
Discontinued operations:
Income (loss) from discontinued operations (2) . . . . .          (1,534)                 71              (2,041)           1,597
                                                         ----------------   -----------------    ----------------  ----------------
Net income . . . . . . . . . . . . . . . . . . . . . . .           9,916              52,182              64,315          130,589
Other comprehensive income (loss)  . . . . . . . . . . .            (506)                319                (506)            (109)
                                                         ----------------   -----------------    ----------------  ----------------
Comprehensive income . . . . . . . . . . . . . . . . . . $         9,410    $         52,501     $        63,809   $      130,480
                                                         ================   =================    ================  ================

Weighted average number of common shares
 outstanding -- basic (3)                                         35,371              36,474              35,367           35,966
                                                         ================   =================    ================  ================
Weighted average number of common shares
 outstanding -- diluted (3)                                       36,734              37,712              36,361           37,691
                                                         ================   =================    ================  ================

Income per common share available to
 common stockholders -- basic:
Income from continuing operations  . . . . . . . . . . . $          0.33    $           1.43     $          1.88   $         3.59
                                                         ================   =================    ================  ================
Income (loss) from discontinued operations . . . . . . . $         (0.04)   $              -     $         (0.06)  $         0.04
                                                         ================   =================    ================  ================
Net income . . . . . . . . . . . . . . . . . . . . . . . $          0.29    $           1.43     $          1.82   $         3.63
                                                         ================   =================    ================  ================

Income per common share available to common
 stockholders -- diluted:
Income from continuing operations . . . . . . . . . . .  $          0.31    $           1.38     $          1.83   $         3.42
                                                         ================   =================    ================  ================
Income (loss) from discontinued operations  . . . . . .  $         (0.04)   $              -     $         (0.06)  $         0.04
                                                         ================   =================    ================  ================
Net income . . . . . . . . . . . . . . . . . . . . . . . $          0.27    $           1.38     $          1.77   $         3.46
                                                         ================   =================    ================  ================

(1) For a more detailed discussion of Magellan's results for the fiscal year ended December 31, 2005, refer to the Company's Annual Report on Form 10-K, which will be filed with the SEC on March 8, 2006, and the live broadcast or taped replay of the Company's earnings conference call on March 8, 2006, which will be available at www.MagellanHealth.com.

(2) Net of income tax (benefit) provision of $(1,074) and $(21) for the three months ended December 31, 2004 and 2005, respectively, and $(1,429) and $1,052 for the fiscal year ended December 31, 2004 and 2005, respectively.

(3) Weighted average number of common shares outstanding for the three months and fiscal years ended December 31, 2004 and 2005 were calculated using outstanding shares of the Company's Ordinary Common Stock and Multi-Vote Common Stock.

                 MAGELLAN HEALTH SERVICES, INC. AND SUBSIDIARIES
                 CONSOLIDATED SUMMARIZED STATEMENTS OF CASH FLOWS
                                  (IN THOUSANDS)

                                                                                            FISCAL YEAR ENDED DECEMBER 31,
                                                                                     ---------------------------------------------
                                                                                             2004                    2005
                                                                                     ---------------------    --------------------
                                                                                          (RESTATED)

Net cash provided by operating activities . . . . . . . . . . . . . . . . . . .      $            163,438      $         187,982
Net cash (used in) provided by investing activities . . . . . . . . . . . . . .                  (349,447)               150,239
Net cash provided by (used in) financing activities . . . . . . . . . . . . . .                    24,451               (302,572)
                                                                                     ---------------------    --------------------
Net (decrease) increase in cash and cash equivalents . . . . . . . . . . . . . .                 (161,558)                35,649
Cash and cash equivalents at beginning of period . . . . . . . . . . . . . . . .                  206,948                 45,390
                                                                                     ---------------------    --------------------
Cash and cash equivalents at end of period . . . . . . . . . . . . . . . . . . .     $             45,390     $           81,039  A
                                                                                     =====================    ====================

 A Cash and cash equivalents as of December 31, 2005 does not include unrestricted investments of $193,177.

                 MAGELLAN HEALTH SERVICES, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
             (IN THOUSANDS, EXCEPT MEMBERSHIP AMOUNTS IN MILLIONS)

                                                             THREE MONTHS ENDED DECEMBER 31,      FISCAL YEAR ENDED DECEMBER 31,
                                                         ------------------------------------- -------------------------------------
                                                               2004               2005               2004               2005
                                                         ------------------ ------------------ ------------------ ------------------
                                                            (UNAUDITED)        (UNAUDITED)
Net revenue
     -  Health Plan Solutions . . . . . . . . . . . . .  $         220,777  $         220,552  $         904,872  $         907,796
     -  Employer Solutions  . . . . . . . . . . . . . .             33,422             32,252            135,676            127,090
     -  Public Sector Solutions . . . . . . . . . . . .            190,969            183,635            754,854            773,117
                                                         ------------------ ------------------ ------------------ ------------------
     Total revenue  . . . . . . . . . . . . . . . . . .            445,168            436,439          1,795,402          1,808,003
                                                         ------------------ ------------------ ------------------ ------------------

Cost of care
     -  Health Plan Solutions . . . . . . . . . . . . .            113,793            119,286            484,047            501,831
     -  Employer Solutions  . . . . . . . . . . . . . .              8,140              7,134             37,168             30,256
     -  Public Sector Solutions . . . . . . . . . . . .            169,866            157,976            669,379            672,572
                                                         ------------------ ------------------ ------------------ ------------------
     Total cost of care . . . . . . . . . . . . . . . .            291,799            284,396          1,190,594         1,204,659
                                                         ------------------ ------------------ ------------------ ------------------

Direct service costs and other operating expenses
     -  Health Plan Solutions . . . . . . . . . . . . .             41,151             41,013            170,131            162,507
     -  Employer Solutions  . . . . . . . . . . . . . .             16,313             16,710             66,294             64,552
     -  Public Sector Solutions . . . . . . . . . . . .              9,337              7,283             40,528             29,475
     -  Corporate & Other . . . . . . . . . . . . . . .             26,684             29,786             99,918            105,192
                                                         ------------------ ------------------ ------------------ ------------------
     Total direct services costs and other
      operating expenses  . . . . . . . . . . . . . . .             93,485             94,792            376,871            361,726
                                                         ------------------ ------------------ ------------------ ------------------

Equity in loss (earnings) of unconsolidated
subsidiaries
     -  Health Plan Solutions . . . . . . . . . . . . .                284                361             (5,277)            (4,350)
                                                         ------------------ ------------------ ------------------ ------------------
     Total equity in loss (earnings) of
   unconsolidated subsidiaries  . . . . . . . . . . . .                284                361             (5,277)            (4,350)
                                                         ------------------ ------------------ ------------------ ------------------

Segment profit (loss)
     -  Health Plan Solutions . . . . . . . . . . . . .             65,549             59,892            255,971            247,808
     -  Employer Solutions  . . . . . . . . . . . . . .              8,969              8,408             32,214             32,282
     -  Public Sector Solutions . . . . . . . . . . . .             11,766             18,376             44,947             71,070
     -  Corporate & Other . . . . . . . . . . . . . . .            (26,684)           (29,786)           (99,918)          (105,192)
                                                         ------------------ ------------------ ------------------ ------------------
     Total segment profit . . . . . . . . . . . . . . .  $          59,600  $          56,890  $         233,214  $         245,968
                                                         ================== ================== ================== ==================


RECONCILIATION OF SEGMENT PROFIT TO INCOME FROM CONTINUING
   OPERATIONS BEFORE INCOME TAXES AND MINORITY INTEREST:
Segment profit  . . . . . . . . . . . . . . . . . . . .   $         59,600  $          56,890   $        233,214  $         245,968
Depreciation and amortization   . . . . . . . . . . . .            (11,011)           (12,136)           (42,489)           (49,088)
Gain on disposition of Aetna Assets . . . . . . . . . .                  -             56,367.                 -             56,367
Interest expense  . . . . . . . . . . . . . . . . . . .             (9,625)           (18,044)           (37,124)           (44,005)
Interest income . . . . . . . . . . . . . . . . . . . .              2,534              5,537              6,127             17,464
Stock compensation expense. . . . . . . . . . . . . . .             (7,254)            (3,783)           (23,152)           (15,807)
Special (charges) benefits  . . . . . . . . . . . . . .               (734)                 -             (5,038)               556
                                                         ------------------ ------------------ ------------------ ------------------
     Income from continuing operations
before income taxes and
   minority interest  . . . . . . . . . . . . . . . . .  $          33,510  $          84,831  $         131,538  $         211,455
                                                         ================== ================== ================== ==================


MEMBERSHIP
     -  Health Plan Solutions (1) . . . . . . . . . . .                                                                        37.9
     -  Employer Solutions  . . . . . . . . . . . . . .                                                                        13.6
     -  Public Sector Solutions . . . . . . . . . . . .                                                                         1.9
                                                                                                                  ------------------
     Total membership . . . . . . . . . . . . . . . . .                                                                        53.4
                                                                                                                  ==================

(1) Includes approximately 12.1 million covered lives related to contracts terminating effective December 31, 2005.

                 MAGELLAN HEALTH SERVICES, INC. AND SUBSIDIARIES
   SUMMARY OF FISCAL 2004 RESTATEMENT OF CONSOLIDATED STATEMENTS OF OPERATIONS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                  THREE MONTHS ENDED DECEMBER 31, 2004         FISCAL YEAR ENDED DECEMBER 31, 2004
                                                -------------------------------------------  ---------------------------------------
                                                    AS REPORTED    ADJUSTMENTS   RESTATED    AS REPORTED    ADJUSTMENTS  RESTATED
                                                    (UNAUDITED)    (UNAUDITED)  (UNAUDITED)

Net revenue . . . . . . . . . . . . . . . . .   $        445,168   $        -  $ 445,168     $ 1,795,402    $       - $ 1,795,402

Cost and expenses:
Cost of care  . . . . . . . . . . . . . . . .            291,799            -   .291,799       1,190,594            -   1,190,594
Direct service costs and other operating
 expenses . . . . . . . . .                               93,485            -     93,485         376,871            -     376,871
Equity in loss (earnings) of unconsolidated
 subsidiaries . . . . . . .                                  284            -        284          (5,277)           -      (5,277)
                                                -----------------------------------------    -------------------------------------
                                                         385,568            -    385,568       1,562,188            -   1,562,188
                                                -----------------------------------------    -------------------------------------
Segment profit  . . . . . . . . . . . . . . . .           59,600            -     59,600         233,214            -     233,214
                                                -----------------------------------------    -------------------------------------

Depreciation and amortization . . . . . . . . .           11,011            -     11,011          42,489            -      42,489
Interest expense  . . . . . . . . . . . . . . .            9,625            -      9,625          37,124            -      37,124
Interest income . . . . . . . . . . . . . . . .           (2,534)           -     (2,534)         (6,127)           -      (6,127)
Stock compensation expense. . . . . . . . . . .            7,254            -      7,254          23,152            -      23,152
Special charges . . . . . . . . . . . . . . . .              734            -        734           5,038            -       5,038
                                                -----------------------------------------    -------------------------------------

Income from continuing operations
 before income taxes and minority interest  . .           33,510            -     33,510         131,538            -     131,538
Provision for  income taxes   . . . . . . . . .           17,608        4,649     22,257          46,584       18,251      64,835
                                                -----------------------------------------    -------------------------------------
Income from continuing operations
 before minority interest . . . . . . . . . . .           15,902       (4,649)    11,253          84,954      (18,251)     66,703
Minority interest, net  . . . . . . . . . . . .             (193)          (4)      (197)            333           14         347
                                                -----------------------------------------    -------------------------------------
Income from continuing operations . . . . . . .           16,095       (4,645)    11,450          84,621      (18,265)     66,356
                                                -----------------------------------------    -------------------------------------
Discontinued operations:
Income (loss) from discontinued operations  . .            4,359       (5,893)    (1,534)          3,751       (5,792)     (2,041)
                                                -----------------------------------------    -------------------------------------
Net income  . . . . . . . . . . . . . . . . . .           20,454      (10,538)     9,916          88,372      (24,057)     64,315
Other comprehensive loss  . . . . . . . . . . .             (506)           -       (506)           (506)           -        (506)
                                                -----------------------------------------    -------------------------------------
Comprehensive income . . . . . . . . . . . . .  $         19,948   $  (10,538)  $  9,410     $    87,866    $ (24,057)  $  63,809
                                                =========================================    =====================================

Weighted average number of common
 shares outstanding -- basic . . . . . . . . .            35,371                  35,371          35,367                   35,367
                                                =================             ===========    ============             ============
Weighted average number of common
shares outstanding -- diluted  . . . . . . . .            36,734                  36,734          36,361                   36,361
                                                =================             ===========    ============             ============

Income per common share available to
 common stockholders -- basic:
Income from continuing operations . . . . . . . $           0.46   $    (0.13)  $  0.33      $      2.39      $ (0.51)  $    1.88
                                                =========================================    =====================================
Income (loss) from discontinued operations . .  $           0.12   $    (0.16)  $ (0.04)     $      0.11      $ (0.17)  $   (0.06)
                                                =========================================    =====================================
Net income . . . . . . . . . . . . . . . . . .  $           0.58   $    (0.29)  $  0.29       $     2.50      $ (0.68)  $    1.82
                                                =========================================    =====================================

Income per common share available to
 common stockholders -- diluted:
Income from continuing operations . . . . . . . $           0.44   $    (0.13)  $  0.31      $      2.33      $ (0.50)  $    1.83
                                                =========================================    =====================================
Income (loss) from discontinued operations. . . $           0.12   $    (0.16)  $ (0.04)     $      0.10      $ (0.16)  $   (0.06)
                                                =========================================    =====================================
Net income . . . . . . . . . . . . . . . . . .  $           0.56   $    (0.29)  $  0.27      $      2.43      $ (0.66)  $    1.77
                                                =========================================    =====================================